YELLOWCAKE MINING INC.

January 29, 2007

Strathmore Minerals Corp.

810 – 1708 Dolphin Avenue

Kelowna, BC V1Y 9S4

Attention:

Dev Randhawa,

Chairman and CEO

Dear Sirs:

RE: Binding Letter of Intent – Juniper Ridge Project Wyoming

This Letter of Intent (the “LOI”) sets out the basic terms upon which Yellowcake Minerals Inc. (“Yellowcake”) would be prepared to enter into a joint venture with Strathmore Minerals Corp. (“Strathmore”) to explore, develop and mine property located in Carbon County, Wyoming and more particularly described in Schedule “A” hereto (the “Property”). While this LOI recites the principal elements of the agreement reached between us, the terms are not comprehensive and additional terms will be incorporated into a formal agreement to be negotiated.

1.

OPTION

1.1

Strathmore will grant Yellowcake sole and exclusive rights to earn-in an 80% interest in the Property in consideration of the following:

(a)

Yellowcake will pay Strathmore a total of $500,000 in accordance with the following schedule

(i)

$100,000 on Closing (as hereinafter defined),

(ii)

$100,000 on each of the first, second, third and fourth anniversary dates of Closing;

(b)

Yellowcake will issue to Strathmore 9,000,000 common shares in the capital stock of Yellowcake on Closing (which represents 25% of the pre-funding share structure of Yellowcake), and will require William Tafuri to cancel 56,000,000 restricted affiliate shares in the capital stock of Yellowcake; and

(c)

Yellowcake will incur a total of $8,000,000 in expenditures on the Property (“Expenditures”) in accordance with the following schedule:

(i)

$1.6 million on or before the first anniversary of Closing,

(ii)

an additional $1.6 million on or before the second anniversary of Closing,

(iii)

an additional $1.6 million on or before the third anniversary of Closing,

(iv)

an additional $1.6 million on or before the fourth anniversary of Closing, and

(iv)

an additional $1.6 million on or before the fifth anniversary of Closing.

1.2

Provided that Yellowcake is not in default of any terms of this LOI, Yellowcake will have earned a 40% undivided interest in the Property once Yellowcake has spent $4,000,000 of Expenditures referred to in paragraph 1.1(c).

1.3

The option will terminate and Yellowcake will have no further interest in the Property under the following conditions:

(a)

at 5:00 p.m. (Pacific Time) on the fifth day after the Closing if Strathmore has not received the amount of $100,000 by wire transfer, certified cheque or bank draft, and a share certificate representing 9,000,000 common shares of Yellowcake;

(b)

at 5:00 p.m. (Pacific Time) on the fifth day after the first, second, third, fourth or fifth anniversary dates of Closing if

(i)

Strathmore has not received the additional payments due pursuant to paragraph 1.1(a), or

(ii)

Yellowcake has not incurred the Expenditures in accordance with 1.1(c), and the failure to incur the Expenditures was not due to events or circumstances beyond Yellowcake’s control; or

(c)

if terminated by Yellowcake in accordance with this LOI.

2.

ROYALTY

2.1

In further consideration for Strathmore’s agreement to grant Yellowcake an option to acquire an 80% undivided interest in the Property, Yellowcake agrees to pay Strathmore the Royalty on Yellowcake’s share of any uranium extracted from the Property.

3.

EXPENDITURES

3.1

Expenditures will be made in accordance with exploration and development programs which have been approved by Yellowcake from time to time.

3.2

The Operator will submit exploration or development programs for the coming quarter to Yellowcake for approval. The program will also be accompanied by a budget outlining the amount of expenditures for such program. Within 30 days of receiving the program and budget, Yellowcake will inform Strathmore whether Yellowcake is prepared to approve the program and budget.

3.3

Once programs and budgets for Expenditures are approved, Yellowcake will have 30 days to deposit the amount of the program budget into a bank account maintained by Strathmore solely for receipt and payment of the Expenditures.

4.

EXERCISE OF OPTION AND CREATION OF JOINT VENTURE

4.1

Once Yellowcake has earned in the right to acquire the initial 40% interest in the Property, Strathmore will forthwith take all steps to transfer an undivided 40% interest in the Property to Yellowcake.

4.2

Once Yellowcake has earned in the right to acquire the second 40% interest in the Property, Strathmore will forthwith take all steps to transfer a further undivided 40% interest in the Property to Yellowcake.

4.3

As soon as Yellowcake has earned in the right to the initial 40% interest in the Property, a joint venture between the parties will be deemed to have been entered into and Yellowcake will be entitled to its share of uranium or any other mineral extracted from the Property in accordance with Yellowcake’s earned interest at the time.

4.4

Yellowcake has the right to approve any mining or other activities which will result in the extraction of uranium or other minerals from the Property. Such decisions will be made jointly by the parties and in the event there is a disagreement, the parties may vote on such matters in accordance with their respective interests in the Property.

5.

OPERATOR

5.1

Until Yellowcake has earned in its 80% interest in the Property, Strathmore will be the Operator. Thereafter, Yellowcake will be the Operator.

5.2

While Strathmore is Operator, it will do all things necessary to:

(a)

develop programs and budgets for the Expenditures for the approval of Yellowcake,

(b)

obtain all work permits, environmental approvals, insurances required to carry out exploration and development programs,

(c)

maintain the Property’s mineral leases and rights in good standing,

(d)

manage and execute all approved programs, including paying third party consultants and contractors,

(e)

receive and spend funds from Yellowcake for the Expenditures, or from any other Joint Venture party, on behalf of the Property,

(f)

report all progress, findings, reports, technical data and any other matter related to the Property, to Yellowcake, and

(g)

act in accordance with good mining practises, in compliance with all applicable laws and in accordance with the care and skill normally expected by someone conducting and managing exploration, development and mining activities on behalf of legal or beneficial owners of the Property.

5.3

Yellowcake agrees that Strathmore may charge Yellowcake an operator’s fee calculated by multiplying the Expenditures made in accordance with approved programs and budgets, by 10%. The operator’s fee charged to and paid by Yellowcake will be considered to be Expenditures required to be made by Yellowcake to earn in its interest in the Property in accordance with this LOI.

6.

CONDITIONS PRECEDENT

6.1

This LOI is subject to and conditional upon:

(a)

Yellowcake raising a minimum of $4 million dollars through the issue of 4 million units;

(b)

Yellowcake is satisfied that the Property is

(i)

in good standing,

(ii)

100% owned, free and clear by Strathmore, and

(iii)

capable of being transferred by Strathmore to Yellowcake in accordance with this LOI; and

(c)

the execution of a detailed joint venture agreement by the parties.

6.2

Yellowcake will use its best efforts to satisfy the Conditions Precedent within 90 days from the date this LOI is signed (the “End Date”). In the event the Conditions Precedent are not satisfied by the End Date, and the Parties have not agreed to an extension of the End Date, then this LOI will terminate immediately without further notice.

7.

ACCESS TO CONOCO FILES

7.1

In consideration of Yellowcake:

(a)

paying Strathmore $25,000 on Closing,

(b)

spending $440,000 for a minimum of 1 year to finance the cost to have Strathmore’s Texas Database (“Conoco files”) evaluated by qualified mining and geological consultants, and

(c)

incurring the first $500,000 in costs to acquire mining leases to any properties identified in the evaluation referred to in 7.1 (b),

then Yellowcake and Strathmore will hold any mining leases acquired under 7.1 (c) in accordance with equal (50-50) undivided interests, and thereafter become joint venture partners for the exploration, development and mining of such mining leases. Once Yellowcake has incurred the first $500,000 in accordance with 7.1 (c), Yellowcake and Strathmore agree to share 50-50 all further costs to acquire mining leases to properties identified in the evaluation referred to in 7.1 (b).

7.2

The parties agree that Strathmore will manage the hiring of the consultants or staff required to evaluate the Conoco files provided that:

(a)

Yellowcake may approve expenditures made by Strathmore for such purpose,

(b)

Strathmore may not charge an overhead or other administrative fee, and

(c)

Strathmore provides Yellowcake access to all of the results of the evaluation, in accordance with disclosure and confidentiality terms which are customary in joint venture agreements.

7.3

Both Strathmore and Yellowcake covenant not to disclose the information gathered/evaluated to any third party.

7.4

In the event the evaluation identifies a potential target property, Yellowcake has the right not to proceed with obtaining a mineral lease in the event Yellowcake determines that the cost to acquire such mineral lease would make the target property uneconomic given the shared (50-50) interest in the mineral lease.

7.5

In the event one party decides not to proceed to obtain a mineral lease for any reason, the parties agree that the other party (“Acquiring Party”) may not acquire such mineral lease with a third party partner, without the Acquiring Party first offering the other party the right to acquire the mineral lease on the same terms and conditions offered to the third party partner.

8.

PUBLIC ANNOUNCEMENTS

8.1

The parties agree that neither party will make any press or public releases of information regarding the Property, this LOI or the subject matter of this LOI, without first obtaining the approval of the other party.

9.

FORMAL AGREEMENT

9.1

The parties agree that they will negotiate in good faith and use best efforts to execute a detailed joint venture agreement on terms normally included in joint venture agreements.

9.2

This LOI is intended to be legally binding on the parties until it is replaced by the detailed joint venture agreement or is terminated in accordance with this LOI.

10.

GOVERNING LAW

10.1

This LOI will be governed by and construed in accordance with the laws of British Columbia.

11.

ASSIGNMENT

11.1

The parties acknowledge that in entering into this LOI, Yellowcake is relying on Strathmore’s knowledge of the Property and experience in exploration, development and mining of uranium. Accordingly, Strathmore agrees that it may not assign or sell to any third party, all or part of Strathmore’s interest or obligations under this LOI without the consent of Yellowcake, which consent will not be unreasonably withheld.

12.

DEFINITIONS

12.1

“Closing” means the date Yellowcake informs Strathmore that the Conditions Precedent have either been satisfied or waived, but in any event will not be later than the End Date.

12.2

“Expenditures” means a total of $8,000,000 in expenditures made by Yellowcake for exploration and development of the Property, in accordance with this LOI. Expenditures will include any fees charged by Strathmore while it is the Operator.

12.3

“$” or “Dollars” refers to US Funds.

12.4

“Joint Venture Parties” means Yellowcake and Strathmore once Yellowcake has earned in its initial 40% undivided interest in the Property.

12.5

“Royalty” means a 3% Yellowcake royalty on terms which are in accordance with generally accepted royalty terms applicable to uranium projects in the United States.

If Strathmore agrees to the above terms and conditions please sign where indicated below and return a copy of this LOI to Yellowcake’s office.

Yours sincerely,

YELLOWCAKE MINERALS INC.

Per:

Name:

Title:

STRATHMORE MINERALS CORP.

Per:

Name:

Title:

SCHEDULE “A”
THE PROPERTY
STRATHMORE RESOURCES (US) LTD

JUNIPER RIDGE PROJECT

CARBON COUNTY, WYOMING

UNPATENTED MINING CLAIMS

BLM Serial#	Claim Name	Location Last Book	Notice/ Amendment Page	Subd.	Section	Township	Range	PM	Property Name	Last Assessment
WMC259971	RC-1	1056	80	SW SE	1	12N	93W	6th	Red Creek	2007
WMC259972	RC-2	1056	81	SE	1	12N	93W	6th	Red Creek	2007
WMC259973	RC-3	1056	82	NE NW SW SE	1	12N	93W	6th	Red Creek	2007
WMC259974	RC-4	1056	83	NE SE	1	12N	93W	6th	Red Creek	2007
WMC259975	RC-5	1056	84	NE NW	1	12N	93W	6th	Red Creek	2007
WMC259976	RC-6	1056	85	NE	1	12N	93W	6th	Red Creek	2007
WMC259977	RC-7	1056	86	NE NW	1	12N	93W	6th	Red Creek	2007
WMC259978	RC-8	1056	87	NE	1	12N	93W	6th	Red Creek	2007
WMC259979	RC-9	1056	88	NE NW	1	12N	93W	6th	Red Creek	2007
W M C259980	RC-10	1056	89	NE	1	12N	93W	6th	Red Creek	2007
W M C259981	RC-11	1056	90	NE NW	1	12N	93W	6th	Red Creek	2007
W M C259982	RC-12	1056	91	NE	1	12N	93W	6th	Red Creek	2007
W M C259983	RC-13	1056	92	SW	6	12N	92W	6th	Red Creek	2007
W M C259984	RC-14	1056	93	SW SE	6	12N	92W	6th	Red Creek	2007
W M C259985	RC-15	1056	94	SW	6	12N	92W	6th	Red Creek	2007
W M C259986	RC-16	1056	95	SW SE	6	12N	92W	6th	Red Creek	2007
W M C259987	RC-17	1056	96	SW	6	12N	92W	6th	Red Creek	2007
W M C259988	RC-18	1056	97	SW SE	6	12N	92W	6th	Red Creek	2007
W M C259989	RC-19	1056	98	SW	31	13N	92W	6th	Red Creek	2007
W M C259990	RC-20	1056	99	SW SE	31	13N	92W	6th	Red Creek	2007

BLM Serial#	Claim Name	Location Last Book	Notice/ Amendment Page	Subd.	Section	Township	Range	PM	Property Name	Last Assessment
W M C259991	RC-21	1056	100	SW	31	13N	92W	6th	Red Creek	2007
W M C259992	RC-22	1056	101	SW SE	31	13N	92W	6th	Red Creek	2007
W M C259993	RC-23	1056	102	SW	31	13N	92W	6th	Red Creek	2007
W M C259994	RC-24	1056	103	SW SE	31	13N	92W	6th	Red Creek	2007
W M C259995	RC-25	1056	104	SW	31	13N	92W	6th	Red Creek	2007
W M C259996	RC-26	1056	105	SW SE	31	13N	92W	6th	Red Creek	2007
W M C259997	RC-27	1056	106	NW SW	31	13N	92W	6th	Red Creek	2007
W M C259998	RC-28	1056	107	NE NW SW SE	31	13N	92W	6th	Red Creek	2007
W M C259999	RC-29	1056	108	NW	31	13N	92W	6th	Red Creek	2007
W M C260000	RC-30	1056	109	NE NW	31	13N	92W	6th	Red Creek	2007
W M C260001	RC-31	1056	110	NW	31	13N	92W	6th	Red Creek	2007
W M C260002	RC-32	1056	111	NE NW	31	13N	92W	6th	Red Creek	2007
W M C260003	RC-33	1056	112	SE	6	12N	92W	6th	Red Creek	2007
		1113	91
WMC260004	RC-34	1056	113	SW	5	12N	92W	6th	Red Creek	2007
		1113	92	SE	6	12N	92W	6th
WMC260005	RC-35	1056	114	SE	6	12N	92W	6th	Red Creek	2007
		1113	93
WMC260006	RC-36	1056	115	SW	5	12N	92W	6th	Red Creek	2007
		1113	94	SE	6	12N	92W	6th
WMC260007	RC-37	1056	116	SE	6	12N	92W	6th	Red Creek	2007
		1113	95
WMC260008	RC-38	1056	117	SW	5	12N	92W	6th	Red Creek	2007
		1113	96	SE	6	12N	92W	6th
WMC260009	RC-39	1056	118	SE	31	13N	92W	6th	Red Creek	2007
WMC260010	RC-40	1056	119	SE	31	13N	92W	6th	Red Creek	2007
				SW	32	13N	92W	6th
WMC260157	RC-41	1057	97	SE	31	13N	92W	6th	Red Creek	2007
WMC260158	RC-42	1057	98	SE	31	13N	92W	6th	Red Creek	2007
				SW	32	13N	92W	6th

BLM Serial#	Claim Name	Location Last Book	Notice/ Amendment Page	Subd.	Section	Township	Range	PM	Property Name	Last Assessment
WMC260159	RC-43	1057	99	SE	31	13N	92W	6th	Red Creek	2007
WMC260160	RC-44	1057	100	SE	31	13N	92W	6th	Red Creek	2007
				SW	32	13N	92W	6th
WMC260161	RC-45	1057	101	SE	31	13N	92W	6th	Red Creek	2007
WMC260162	RC-46	1057	102	SE	31	13N	92W	6th	Red Creek	2007
				SW	32	13N	92W	6th
WMC260163	RC-47	1057	103	NE SE	31	13N	92W	6th	Red Creek	2007
WMC260164	RC-48	1057	104	NE SE	31	13N	92W	6th	Red Creek	2007
				NW SW	32	13N	92W	6th
WMC260165	RC-49	1057	105	NE	31	13N	92W	6th	Red Creek	2007
WMC260166	RC-50	1057	106	NE	31	13N	92W	6th	Red Creek	2007
				NW	32	13N	92W	6th
WMC260167	RC-51	1057	107	NE	31	13N	92W	6th	Red Creek	2007
WMC260168	RC-52	1057	108	NE	31	13N	92W	6th	Red Creek	2007
WMC260169	RC-53	1057	109	SW	5	12N	92W	6th	Red Creek	2007
WMC260170	RC-54	1057	110	SE SW	5	12N	92W	6th	Red Creek	2007
WMC260171	RC-55	1057	111	SW	5	12N	92W	6th	Red Creek	2007
WMC260172	RC-56	1057	112	SW SE	5	12N	92W	6th	Red Creek	2007
WMC260173	RC-57	1057	113	SW	5	12N	92W	6th	Red Creek	2007
WMC260174	RC-58	1057	114	SW SE	5	12N	92W	6th	Red Creek	2007
WMC260175	RC-59	1057	115	SW	32	13N	92W	6th	Red Creek	2007
WMC260176	RC-60	1057	116	SW	32	13N	92W	6th	Red Creek	2007
WMC260177	RC-61	1057	117	SW	32	13N	92W	6th	Red Creek	2007
WMC260178	RC-62	1057	118	SW	32	13N	92W	6th	Red Creek	2007
WMC260179	RC-63	1057	119	NW SW	32	13N	92W	6th	Red Creek	2007
WMC260180	RC-64	1057	120	NW	32	13N	92W	6th	Red Creek	2007
WMC260181	RC-65	1057	121	NW	32	13N	92W	6th	Red Creek	2007
WMC260182	RC-66	1057	122	SW	4	12N	92W	6th	Red Creek	2007
				SE	5	12N	92W	6th
WMC260183	RC-67	1057	123	SW	4	12N	92W	6th	Red Creek	2007

BLM Serial#	Claim Name	Location Last Book	Notice/ Amendment Page	Subd.	Section	Township	Range	PM	Property Name	Last Assessment
WMC260184	RC-68	1057	124	SW	4	12N	92W	6th	Red Creek	2007
				SE	5	12N	92W	6th
WMC260185	RC-69	1057	125	SW	4	12N	92W	6th	Red Creek	2007
				SE	5	12N	92W	6th
WMC260186	RC-70	1057	126	SW	4	12N	92W	6th	Red Creek	2007
				SE	5	12N	92W	6th
WMC260187	RC-71	1057	127	SW	4	12N	92W	6th	Red Creek	2007
WMC260188	RC-72	1057	128	SE SW	4	12N	92W	6th	Red Creek	2007
WMC260189	RC-73	1057	129	SW SE	4	12N	92W	6th	Red Creek	2007
WMC260190	RC-74	1057	130	SW SE	4	12N	92W	6th	Red Creek	2007
WMC260533	RC-75	1060	2	NW SW	6	12N	92W	6th	Red Creek	2007
WMC260534	RC-76	1060	3	NE NW SW SE	6	12N	92W	6th	Red Creek	2007
WMC260535	RC-77	1060	4	NW	6	12N	92W	6th	Red Creek	2007
WMC260536	RC-78	1060	5	NE NW	6	12N	92W	6th	Red Creek	2007
WMC260537	RC-79	1060	6	NW	6	12N	92W	6th	Red Creek	2007
WMC260538	RC-80	1060	7	NE NW	6	12N	92W	6th	Red Creek	2007
WMC260539	RC-81	1060	8	NW	6	12N	92W	6th	Red Creek	2007
WMC260540	RC-82	1060	9	NE NW	6	12N	92W	6th	Red Creek	2007
WMC260541	RC-83	1060	10	NW	6	12N	92W	6th	Red Creek	2007
				SW	31	13N	92W	6th
WMC260542	RC-84	1060	11	NW NE	6	12N	92W	6th	Red Creek	2007
				SW SE	31	13N	92W	6th
WMC260543	RC-85	1060	12	NE SE	6	12N	92W	6th	Red Creek	2007
WMC260544	RC-86	1060	13	NW SW	5	12N	92W	6th	Red Creek	2007
				NE SE	6	12N	92W	6th
WMC260545	RC-87	1060	14	NE	6	12N	92W	6th	Red Creek	2007
WMC260546	RC-88	1060	15	NW	5	12N	92W	6th	Red Creek	2007
				NE	6	12N	92W	6th
WMC260547	RC-89	1060	16	NE	6	12N	92W	6th	Red Creek	2007

BLM Serial#	Claim Name	Location Last Book	Notice/ Amendment Page	Subd.	Section	Township	Range	PM	Property Name	Last Assessment
WMC260548	RC-90	1060	17	NW	5	12N	92W	6th	Red Creek	2007
				NE	6	12N	92W	6th
WMC260549	RC-91	1060	18	NE	6	12N	92W	6th	Red Creek	2007
WMC260550	RC-92	1060	19	NW	5	12N	92W	6th	Red Creek	2007
				NE	6	12N	92W	6th
WMC260551	RC-93	1060	20	NE	6	12N	92W	6th	Red Creek	2007
				SE	31	13N	92W	6th
WMC260552	RC-94	1060	21	NW	5	12N	92W	6th	Red Creek	2007
				NE	6	12N	92W	6th
				SE	31	13N	92W	6th
				SW	32	13N	92W	6th
WMC260553	RC-95	1060	22	NW SW	5	12N	92W	6th	Red Creek	2007
WMC260554	RC-96	1060	23	NE NW SW SE	5	12N	92W	6th	Red Creek	2007
WMC260555	RC-97	1060	24	NW	5	12N	92W	6th	Red Creek	2007
WMC260556	RC-98	1060	25	NE NW	5	12N	92W	6th	Red Creek	2007
WMC260557	RC-99	1060	26	NW	5	12N	92W	6th	Red Creek	2007
WMC260558	RC-100	1060	27	NE NW	5	12N	92W	6th	Red Creek	2007
WMC260559	RC-101	1060	28	NW	5	12N	92W	6th	Red Creek	2007
WMC260560	RC-102	1060	29	NE NW	5	12N	92W	6th	Red Creek	2007
WMC260561	RC-103	1060	30	NW	5	12N	92W	6th	Red Creek	2007
				SW	32	13N	92W	6th
WMC260562	RC-104	1060	31	NE NW	5	12N	92W	6th	Red Creek	2007
				SE SW	32	13N	92W	6th
WMC260563	RC-105	1060	32	NW SW	4	12N	92W	6th	Red Creek	2007
				NE SE	5	12N	92W	6th
WMC260564	RC-106	1060	33	NW SW	4	12N	92W	6th	Red Creek	2007
WMC260565	RC-107	1060	34	NW	4	12N	92W	6th	Red Creek	2007
				NE	5	12N	92W	6th
WMC260566	RC-108	1060	35	NW	4	12N	92W	6th	Red Creek	2007
WMC260567	RC-109	1060	36	NW	4	12N	92W	6th	Red Creek	2007

BLM Serial#	Claim Name	Location Last Book	Notice/ Amendment Page	Subd.	Section	Township	Range	PM	Property Name	Last Assessment
				NE	5	12N	92W	6th
WMC260568	RC-110	1060	37	NW	4	12N	92W	6th	Red Creek	2007
WMC260569	RC-111	1060	38	NW	4	12N	92W	6th	Red Creek	2007
				NE	5	12N	92W	6th
WMC260570	RC-112	1060	39	NW	4	12N	92W	6th	Red Creek	2007
WMC260571	RC-113	1060	40	NW	4	12N	92W	6th	Red Creek	2007
				NE	5	12N	92W	6th
				SE	32	13N	92W	6th
				SW	33	13N	92W	6th
WMC260572	RC-114	1060	41	NW	4	12N	92W	6th	Red Creek	2007
				SW	33	13N	92W	6th
WMC260573	RC-115	1060	42	SW SE	32	13N	92W	6th	Red Creek	2007
WMC260574	RC-116	1060	43	SE	32	13N	92W	6th	Red Creek	2007
				SW	33	13N	92W	6th
WMC260575	RC-117	1060	44	SW SE	32	13N	92W	6th	Red Creek	2007
WMC260576	RC-118	1060	45	SE	32	13N	92W	6th	Red Creek	2007
				SW	33	13N	92W	6th
WMC260577	RC-119	1060	46	SW SE	32	13N	92W	6th	Red Creek	2007
WMC260578	RC-120	1060	47	SE	32	13N	92W	6th	Red Creek	2007
				SW	33	13N	92W	6th
WMC260579	RC-121	1060	48	SW SE	32	13N	92W	6th	Red Creek	2007
WMC260580	RC-122	1060	49	SE	32	13N	92W	6th	Red Creek	2007
				SW	33	13N	92W	6th
WMC260581	RC-123	1060	50	NE NW SW SE	32	13N	92W	6th	Red Creek	2007
WMC260582	RC-124	1060	51	NE SE	32	13N	92W	6th	Red Creek	2007
				NW SW	33	13N	92W	6th
WMC260583	RC-125	1060	52	NE NW	32	13N	92W	6th	Red Creek	2007
WMC260584	RC-126	1060	53	NE	32	13N	92W	6th	Red Creek	2007
				NW	33	13N	92W	6th

		Location	Notice/
	Claim	Last	Amendment						Property	Last
BLM Serial#	Name	Book	Page	Subd.	Section	Township	Range	PM	Name	Assessment
WMC260585	RC-127	1060	54	NE NW	32	13N	92W	6th	Red Creek	2007
WMC260586	RC-128	1060	55	NE	32	13N	92W	6th	Red Creek	2007
				NW	33	13N	92W	6th

WYOMING STATE MINING LEASE NO. 0-41095

ALL SECTION 36, TOWNSHIP 13 NORTH, RANGE 93 WEST, 6TH PM, CARBON COUNTY, WYOMING

640 ACRES